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                                                                    Exhibit 10.3


LYONDELL CHEMICAL COMPANY

---------------------------------------------------------------

SUPPLEMENTARY EXECUTIVE
RETIREMENT PLAN


EFFECTIVE JANUARY 1, 2001
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                           LYONDELL CHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
                               TABLE OF CONTENTS

                                                                       PAGE

ARTICLE I - GENERAL PROVISIONS.........................................  1
     Section 1.1      Purpose and Intent of Plan.......................  1
     Section 1.2      Effective Date of Plan...........................  1
     Section 1.3      Costs of Plan....................................  1
     Section 1.4      Definitions......................................  1

ARTICLE II - SUPPLEMENTARY BENEFITS....................................  5
     Section 2.1      Types of Supplementary Benefits Provided.........  5
     Section 2.2      Eligibility in General...........................  5
     Section 2.3      Amount of Supplementary Benefits (or Survivor
                      Benefit) in General..............................  6
     Section 2.4      Deferral/Incentive Supplement....................  6
     Section 2.5      Qualification Limitation Supplement..............  8
     Section 2.6      Special Supplements..............................  8
     Section 2.7      Supplementary Benefits on Change in Control......  8

ARTICLE III - FORM OF BENEFIT.......................................... 11
     Section 3.1      Supplementary Benefits........................... 11
     Section 3.2      Special Supplements.............................. 12
     Section 3.3      Form of Benefit on Change in Control.............

ARTICLE IV - TIMING OF PAYMENT OF BENEFIT.............................. 13
     Section 4.1      Supplementary Benefits........................... 13
     Section 4.2      Special Supplements.............................. 13
     Section 4.3      Payment on Change in Control..................... 14

ARTICLE V - ADMINISTRATION............................................. 16
     Section 5.1      Interpretation................................... 16
     Section 5.2      Administrative Records........................... 16
     Section 5.3      Claims........................................... 16
     Section 5.4      Committee Liability.............................. 16

ARTICLE VI - FACILITY OF PAYMENT AND LAPSE OF BENEFITS................. 17
     Section 6.1      Payment on Incapacity............................ 17
     Section 6.2      Payments or Deposits............................. 17


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                           LYONDELL CHEMICAL COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

                          TABLE OF CONTENTS (cont'd)


ARTICLE VII - MISCELLANEOUS............................................ 18
     Section 7.1      Unfunded Benefit Plan............................ 18
     Section 7.2      Unsecured General Creditor....................... 18
     Section 7.3      Grantor Trust.................................... 18
     Section 7.4      Payments and Benefits Not Assignable............. 18
     Section 7.5      No Right of Employment........................... 19
     Section 7.6      Adjustments...................................... 19
     Section 7.7      Obligation to Company............................ 19
     Section 7.8      Protective Provisions............................ 19
     Section 7.9      Gender, Singular and Plural...................... 19
     Section 7.10     Law Governing.................................... 19
     Section 7.11     Validity......................................... 20
     Section 7.12     Notice........................................... 20
     Section 7.13     Successors and Assigns........................... 20

ARTICLE VIII - AMENDMENT AND DISCONTINUANCE............................ 21
     Section 8.1      Amendment of Plan................................ 21
     Section 8.2      Termination...................................... 21
     Section 8.3      Effect of Amendment or Termination............... 21


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                                   ARTICLE I

                               GENERAL PROVISIONS

SECTION 1.1  PURPOSE AND INTENT OF PLAN.

  This Plan is intended to provide supplemental retirement allowances in accordance with its provisions to those Employees who are eligible to receive Awards under the Lyondell Chemical Company Senior Manager or Executive Incentive Plan, and who

  (a) have deferred a portion of their Salary under the Lyondell Chemical Company Executive Deferral Plan or

  (b) have had the amount of their benefit reduced, due to federal legal requirements, under a tax-qualified, defined benefit retirement plan maintained by Lyondell Chemical Company, or

  (c) have been granted a Special Supplement under Section 2.6 of this Plan.

SECTION 1.2  EFFECTIVE DATE OF PLAN.

  This Plan document shall be effective January 1, 2001 and shall apply to Employees who are employed by the Company on or after January 1, 2001, except to the extent that certain provisions specify that they are effective on a different date.

  This Plan is an amendment and restatement of the Prior Plan.

SECTION 1.3  PLAN COSTS.

  All Plan costs, including administrative costs, shall be borne by the Company and no Employee contributions shall be required or permitted.

SECTION 1.4  DEFINITIONS.

  Actuarial Equivalent or Actuarially Equivalent mean, in comparing benefits payable in different forms or at different times or in different circumstances, a value under one set of circumstances which is the same as the value under a different set of circumstances. The value shall be computed and determined by using mortality assumptions, interest rates and other actuarial factors and assumptions used to calculate actuarial equivalents under the Retirement Plan.

  Administrative Committee means the Benefits Administrative Committee.

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  Award means a cash award made under the Lyondell Chemical Company Senior
Manager or Executive Incentive Plans or their equivalents. An Award does not include Deferred Cash as that term is used in those plans.

  Base Pay means the annual amount of "Base Pay," as defined in the Retirement Plan.

  Basic Allowance means an annuity payable for the Participant's life, with a guarantee that an amount equal to 60 monthly payments will be made to the Participant and his Beneficiary.

  Beneficiary means a person entitled to receive the Survivor Benefit under Sections 2.4, 2.5 and/or 2.6 when the Participant dies.

  Change in Control means an event which is deemed to have occurred as of the date that one or more of the following occurs:

     (a) Individuals who, as of January 1, 2001, constitute the entire
Board of Directors of the Company ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to January 1, 2001 whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though the individual was an Incumbent Director. An individual elected or nominated for election shall exclude any person whose initial assumption of office occurs as a result of either an actual or threatened election contest, as those terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended, or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

     (b) The shareholders of the Company shall approve (i) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any Company subsidiary), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company ("Acquisition Transaction") where (A) the shareholders of the Company immediately prior to the Acquisition Transaction would not immediately after that Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate eighty percent (80%) or more of (1) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from the merger, consolidation or recapitalization or acquiring the assets of the Company, as the case may be (the "Surviving Entity") or of its ultimate parent corporation or other entity, if any, and (2) the Combined Voting Power of the outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (B) the Incumbent Directors at the time of the initial approval of the Acquisition Transaction would not immediately after the transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (ii) any plan or proposal for the liquidation or dissolution of the Company; or

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     (c) Any Person shall be or become the beneficial owner (as defined in
Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing in the aggregate more than twenty percent (20%) of either (i) the then outstanding shares of common stock of the Company ("Common Shares") or (ii) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection:

     (A) Solely as a result of the Company's acquisition of securities which, by reducing the number of Common Shares or other Voting Securities outstanding, increases (1) the proportionate number of Common Shares beneficially owned by any Person to more than twenty percent (20%) of the outstanding Common Shares, or (2) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than twenty percent (20%) of the Combined Voting Power of all outstanding Voting Securities; or

     (B) Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company.

If any Person referred to in paragraph (A) or (B) of this Subsection (c) becomes the beneficial owner of any additional Common Shares or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this definition.

     (d)  As used in this definition:

          (i) "Combined Voting Power" means the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of the outstanding Voting Securities of the corporation or other entity.

          (iii) "Person" means any individual, entity (including any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company or LYONDELL-CITGO Refining LP, Equistar Chemicals LP, any of their subsidiaries, any of their employee benefit plans, any of their majority-owned subsidiaries or any entity organized, appointed or established by the Company, LYONDELL-CITGO Refining LP, Equistar Chemicals LP or those subsidiaries for or pursuant to the terms of any plan.

          (iii) "Voting Securities" shall means all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of the corporation or other entity.


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  Code means the Internal Revenue Code of 1986, as amended, including any successor provisions and any regulations or other guidance promulgated by applicable governmental agencies.

  Company means Lyondell Chemical Company, a Delaware corporation, or its successor.

  Deferral/Incentive Supplement means a Supplementary Benefit described under
Section 2.4.

  Deferred Compensation means any amount of Salary which a Participant elects to defer according to the terms of the Lyondell Chemical Company Executive Deferral Plan.

  Employee means any person who is regularly employed by the Company on or after January 1, 2001 and who is an exempt, salaried employee.

  ERISA means the Employee Retirement Income Security Act of 1974, as amended, including any successor provisions, and any regulations or other guidance promulgated by applicable governmental agencies.

  Fifty Percent Joint and Survivor Annuity means an annuity providing payments for the Participant's life, with a survivor annuity for his Beneficiary's life, where each payment to the Beneficiary is 50 percent of the amount payable during the Participant's life. Each payment during the Participant's life shall be a percentage of the amount otherwise payable to the Participant as a Basic Allowance, so that the Fifty Percent Joint and Survivor Annuity is the Actuarial Equivalent of that Basic Allowance.

  Financial Hardship means a condition of financial difficulty, determined by the Administrative Committee upon advice of counsel to be sufficient to justify a change in the elected form of benefits under Section 3.1 without causing, in counsel's judgment, any other Plan Participant to receive taxable income in advance of actual payment of Plan benefits.

  Lump Sum means a single payment of the benefit that is the Actuarial Equivalent of the Basic Allowance.

  Participant means an active Employee or a former Employee who, at time of Termination of Employment, retirement or death, was employed by the Company or a Related Company and who is entitled to receive Plan benefits by reason of having
(a) received one or more Awards that would be used to compute the Employee's Average Final Base Pay under a Retirement Plan, if the Awards were recognized as a part of Base Pay under that Retirement Plan; (b) deferred a portion of his Salary that would be used to calculate the Employee's Average Final Base Pay under a Retirement Plan if the Deferred Compensation recognized as a part of Base Pay under that Retirement Plan; (c) had his benefit under the Retirement Plan reduced due to required limitations under the Code or ERISA; and/or (d) been granted a Special Supplement under Section 2.6.


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Participant shall include a former Employee who has not received the entire benefit to which he is entitled under this Plan.

  Plan means this Supplementary Executive Retirement Plan of Lyondell Chemical Company.

  Pre-Retirement Survivor Annuity means the annuity paid under a Retirement Plan to a survivor, attributable to Company contributions, that is payable on account of the Member's death prior to commencing payment of a retirement allowance and after the Member became entitled to a retirement allowance payable from Company contributions under that Plan.

  Prior Plan means this Plan, as it was in effect prior to this amendment and restatement.

  Qualified Limitation Supplement means a Supplementary Benefit described in
Section 2.5.

  Related Company means

  (a) Any corporation that is a member of a controlled group of corporations within the meaning of section 1563(e)(3)(C), of which Lyondell Chemical Company is a member,

  (b) All trades or businesses, whether or not incorporated, which, under regulations prescribed by the Secretary of the Treasury pursuant to Section 210(d) of ERISA, are under common control with Lyondell Chemical Company, and

  (c) LYONDELL-CITGO Refining LP, and Equistar Chemicals LP, to the extent that the Related Company has agreed to recognize a Participant's Base Pay for purposes of its retirement plan.

  Retirement Plan means the Lyondell Chemical Company Retirement Plan for Non-Represented Employees or the Lyondell Chemical Company Retirement Plan for Former ARCO Chemical Company Employees.

  Retirement Plans means both the Lyondell Chemical Company Retirement Plan for Non-Represented Employees and the Lyondell Chemical Company for Former ARCO Chemical Company Employees.

  Salary means the Employee's regular base salary paid by the Company or a Related Company, excluding Awards and any other special or additional compensatory payments.

  Special Supplement means a supplementary retirement benefit approved for payment to an Employee under Section 2.6.

  Supplementary Benefit means any of the types of supplementary benefits provided in

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Sections 2.4, 2.5 or 2.6.

  Supplementary Benefits means, collectively, all Supplementary Benefits provided by this Plan, or all those Supplementary Benefits to which a particular Participant is entitled, as the context requires.

  Survivor Benefit means any survivor benefit that is payable to a Participant's Beneficiary under the provisions of Article II.

  Termination of Employment or Terminate Employment means to cease performing services as an Employee for the Company or any Related Company. However, an individual will not be considered to have Terminated Employment for Plan purposes solely because the Company or Related Company's identity changes due to a sale of substantially all of the Company's or Related Company's assets or stock, where the individual continues, after the sale, to perform substantially the same services for the purchaser as he performed for the Company or Related Company immediately prior to the sale.


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                                   ARTICLE II

                             SUPPLEMENTARY BENEFITS

SECTION 2.1  TYPES OF SUPPLEMENTARY BENEFITS PROVIDED.

This Plan provides for the following types of Supplementary Benefits:

  (a) Deferral/Incentive Supplements, as described in Section 2.4;

  (b) Qualification Limitation Supplements, as described in Section 2.5;

  (c) Special Supplements, as described in Section 2.6.

SECTION 2.2  ELIGIBILITY IN GENERAL.

  (a) ELIGIBILITY FOR BENEFIT. An Employee who Terminates Employment with a nonforfeitable right to a retirement allowance from a Retirement Plan or who has a non-forfeitable right to a retirement allowance amount from a Retirement Plan at the time of a Change in Control, automatically is eligible for each type of Supplementary Benefit provided by Sections 2.4 and 2.5, to the extent he satisfies the specific eligibility requirements of the applicable Section. Supplementary Benefits shall be paid in the form and at the time provided under Articles III and IV, respectively.

  (b) ELIGIBILITY FOR SURVIVOR'S BENEFIT. If a Participant dies prior to commencing any Supplementary Benefit to which the Participant is entitled, any person designated by the Participant as his Beneficiary will be eligible to receive a Survivor Benefit that relates to the particular Supplementary Benefit. The Participant must designate the same person as his Beneficiary for purposes of all Survivor Benefits payable under this Plan. Survivor Benefits to which a Beneficiary is entitled under this Article will automatically be paid to the Beneficiary. If the Participant dies prior to commencing any Supplementary Benefits without having designated a Beneficiary, the Beneficiary shall be the Participant's spouse, if the Participant was married at the time of death, and the Participant's estate if the Participant was single at the time of death. If a Participant dies after commencing Plan benefits in a form that provides for continued payments after the Participant's death, benefit payments shall continue in accordance with the terms and provisions of that form of benefit, unless payable in a Lump Sum as a result of a Change in Control.

SECTION 2.3  AMOUNT OF SUPPLEMENTARY BENEFITS (OR SURVIVOR BENEFIT) IN GENERAL.

  The total amount of a Supplementary Benefits (or Survivor Benefits, if applicable) payable under this Plan shall be the sum of the benefits to which the Participant is entitled (or Survivor Benefits to which the Participant's Beneficiary is entitled, if applicable) under all types of Supplementary Benefits whose requirements are satisfied by or with respect to the Participant.


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  Each type of Supplementary Benefit payable from this plan to a Participant is the Participant's Excess Retirement Benefit. "Excess Retirement Benefit" means the excess of:

  (a) the Participant's "Hypothetical Amount", as defined separately for purposes of each type of Supplementary Benefit, over

  (b) the Participant's "Basic Amount". The Basic Amount shall be (i) the amount of the monthly retirement allowance the Participant is actually entitled to receive at retirement from the Retirement Plans; and (ii) the amount of any Supplementary Benefit paid to a Participant or to a trustee or custodian on the Participant's behalf under the ARCO Chemical Company Supplementary Executive Retirement Plan as a result of the Company's acquisition of ARCO Chemical Company.

SECTION 2.4.  DEFERRAL/INCENTIVE SUPPLEMENT.

  (a) ELIGIBILITY FOR DEFERRAL/INCENTIVE SUPPLEMENT. A Participant is eligible for a Deferral/Incentive Supplement if his Excess Retirement Benefit, using the Hypothetical Amount in 2.4(b)(1), is positive. If a Participant entitled to receive a Deferral/Incentive Supplement dies before commencing this benefit, his Beneficiary will be paid a monthly Survivor Benefit described in Section 2.4(b)(2) below.

  (b) CALCULATION OF DEFERRAL/INCENTIVE SUPPLEMENT.

      (1)  PARTICIPANT'S BENEFIT. Subject to Sections 2.4 (c), (d) and (e) and
Section 2.7, the Hypothetical Amount of the Participant's Deferral/Incentive Supplement shall be the monthly retirement benefit the Participant would have received, in the form of a Basic Allowance, from the Retirement Plans if the Base Pay used to calculate that benefit under the Retirement Plans had included the Participant's Awards and Deferred Compensation.

  If the Participant transfers directly from the Company's employment to a Related Company's employment, Base Pay to calculate the Hypothetical Amount will include the Participant's Awards and Deferred Compensation while he is employed by the Related Company, if the Company recognizes the Participant's salary while employed by the Related Company to determine the Participant's Retirement Plan benefits.

      (2) SURVIVOR BENEFIT. The monthly amount of the Survivor Benefit payable with respect to a Participant who dies before commencing a Deferral/Incentive Supplement under his Plan shall be (i) minus (ii), where:

           (i) is the monthly Pre-Retirement Survivor Annuity that would be payable with respect to the Participant from the Retirement Plan if it were calculated using the Participant's Hypothetical Amount described in Section 2.4(b)(1), and


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           (ii)  is the monthly amount of Pre-Retirement Survivor Annuity actually payable from the Retirement Plans with respect to the Participant.

      (c) MAXIMUM LIMITATION ON DEFERRAL/INCENTIVE SUPPLEMENT BENEFITS.

          Notwithstanding the provisions of Paragraphs (a) and (b) of this
Section 2.4, the amount of a Participant's Deferral/Incentive Supplement (or Survivor Benefit payable with respect to the Participant, as applicable) shall be reduced to the extent necessary so the total annual benefits payable to or with respect to the Participant (i) from a Retirement Plan; (ii) as a Qualification Limitation Supplement, if any, under Section 2.5; and (iii) as a Deferral/ Incentive Supplement, under this Section, will not exceed 65 percent of the greater of (a) the sum of the Participant's annual Salary at his Termination of Employment plus his most recent Award, or (b) the average of the Participant's highest 3 consecutive years of Salary and Awards for each year during the Participant's prior ten years of employment with the Company or a Related Company.

          Benefits payable from the Retirement Plans shall not include annuities resulting from voluntary employee contributions to the Retirement Plans and increased benefits resulting from election of a Level Income Option under the Retirement Plans.

      (d) RECALCULATION DUE TO SUBSEQUENT AWARD. The Award used to determine the Hypothetical Amount for the calendar year in which the Participant's Termination of Employment or death occurs shall be the pro-rata share of the Award, if any, granted for the year immediately prior to that calendar year. If the Participant receives an actual award after Termination of Employment, the actual Award shall be used to recalculate the Deferral/Incentive Supplement. A Supplement already being paid may be increased, but not decreased, by this recalculation. No recalculation shall occur if the Participant actually receives an Award following a Change in Control.

      (e) TERMINATION OF EMPLOYMENT. If a Participant is not eligible for a retirement allowance from a Retirement Plan at the time of his Termination of Employment, or if a Pre-Retirement Survivor Annuity is not payable under a Retirement Plan on the Participant's death, the rights of a Participant or any person claiming under or by right of the Participant to any Deferral/Incentive Supplement benefits shall cease.

SECTION 2.5  QUALIFICATION LIMITATION SUPPLEMENT.

      (a) ELIGIBILITY FOR QUALIFICATION LIMITATION SUPPLEMENT. An Employee shall be eligible for a Qualification Limitation Supplement if his Excess Retirement Benefit using the Hypothetical Amount in Section 2.5(b)(1) is positive. If a Participant entitled to receive a qualification Limitation Supplement dies before commencing this benefit, his Beneficiary will be paid the monthly Survivor Benefit described in Section 2.5(b)(2) below.


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      (b) AMOUNT OF QUALIFICATION  LIMITATION SUPPLEMENT.

          (1) PARTICIPANT'S BENEFIT. The Hypothetical Amount of the Participant's Qualification Limitation Supplement shall be the monthly retirement benefit the Participant would have received, in the form of a Basic Allowance, from the Retirement Plans if the amount of the Participant's retirement benefit under the Retirement Plans was not subject to limitations or reductions required under the Code or ERISA.

          (2) SURVIVOR BENEFIT. The monthly amount of a Survivor Benefit payable with respect to a Participant who dies before commencing a Qualification Limitation Supplement under this Plan shall be (i) minus (ii), where:

               (i) is the monthly Pre-Retirement Survivor Annuity that would be payable with respect to the Participant from a Retirement Plan if the amount of the Participant's retirement benefit under the Retirement Plan was calculated using the Participant's Hypothetical Amount described in Section 2.5(b)(i), and

               (ii) is the monthly amount of Pre-Retirement Survivor Annuity actually payable from a Retirement Plan with respect to the Participant.

SECTION 2.6  SPECIAL SUPPLEMENTS.

  In addition to any other Supplementary Benefits to which an Employee may be entitled under this Plan, at its sole discretion, the Compensation Committee of the Company's Board of Directors may award a Special Supplement to any Employee in an amount, or to be computed on a basis it determines. These awards may be granted for any reason the Compensation Committee deems appropriate, including, without limitation, recognition of all or any part of the Employee's years of service with an organization or entity acquired by, or merged into, the Company, any Related Company, or any predecessor of the Company. A Special Supplement shall not be granted to or on account of any Employee who is not a member of a select group of management or other highly compensated employee, as defined from time to time by the Compensation Committee. A certified copy of the resolution granting a Special Supplement shall be furnished to the Administrative Committee prior to the date any Plan payment is to be made. The form, the time of commencement, the duration of any periodic payments, and any other relevant factors affecting the Company's obligation to provide a Special Supplement to an Employee, or any related Survivor Benefit to the Employee's Beneficiary, if that benefit is specified by the Compensation Committee, shall be determined at the sole discretion of the Compensation Committee and shall be set forth in the certified copy of the resolution.

2.7  SUPPLEMENTARY BENEFITS ON CHANGE IN CONTROL

  (a) In the event of a Change in Control, the Hypothetical Amounts under Sections 2.4 and 2.5 for Participants eligible for benefits under the Company's Executive Severance Pay Plan

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shall be adjusted  as follows:


      (i) If a Participant is age 55 at the time of a Change in Control, Hypothetical Amounts shall be calculated first as a benefit payable at age 65 and then reduced by those percentages used to calculate a Participant's early retirement allowances under the Retirement Plans.

      (ii) If a Participant has not attained age 55 at the time of a Change of Control, Hypothetical Amounts shall be calculated first as a benefit payable at age 65 and then actuarially reduced by the Actuarial Assumptions, defined under Section (a)(ii) of the definition of Actuarial Equivalent in the Retirement Plans.


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                                  ARTICLE III

                                FORM OF BENEFIT

SECTION 3.1.  SUPPLEMENTARY BENEFITS.

   (a) OPTIONAL FORMS OF BENEFIT. Except as provided for a distribution on a Change of Control, the Participant may elect to receive payment of his Supplementary Benefits in any form available to pay the normal retirement benefit under the Retirement Plans, provided that (1) the same payment form must be elected for all Supplementary Benefits and (2) if the Participant elects an annuity form for the Supplementary Benefits and for the retirement allowances under the Retirement Plans, then he must elect the same annuity form under all plans.

   (b)  ELECTIONS.

        (1) The Participant must elect the form of payment within the time period and in the manner prescribed by the Administrative Committee and communicated to the Participant before the date the Participant is eligible to commence Supplementary Benefit payments.

        (2) If the Participant fails to elect the form of Supplementary Benefit payment within the time period designated by the Administrative Committee, then the Participant only may elect an annuity form available under the corresponding Retirement Plan used to calculate the Participant's Supplementary Benefit. If the Participant fails to elect a specific annuity form, the Participant will receive (i) an annuity paid in the form of a Fifty Percent Joint and Survivor Annuity, with the surviving spouse as the Beneficiary, if the Participant is married at the time of retirement, or (ii) an annuity paid in the form of a Basic Allowance, if the Participant is single at the time of retirement.

      (3) If the Participant elects the form of benefit payment within the time period designated by the Administrative Committee and subsequently wishes to change that election prior to benefit commencement or, if the Participant is being paid an annuity and wishes to receive the Actuarial Equivalent of the remaining annuity installments, he may apply in writing to the Administrative Committee to change the previously elected payment form (i) without any reduction in, or imposition of any penalty on, the amount of Supplementary Benefits, if the Administrative Committee determines that the Participant has experienced a Financial Hardship justifying an election change, or (ii) if the Administrative Committee, in its sole discretion, determines that it is appropriate to grant the Participant's request.

      (4) A Participant may elect payment of Survivor Benefits in any form payable under the corresponding Retirement Plan used to calculate the Participant's Supplementary Benefit if the Participant dies before commencing his benefit. If the Participant fails to make this election, payment to the Beneficiary will be in the form of a life annuity, payable for the Beneficiary's life


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with a value equal to the Actuarially Equivalent value of the Survivor
Benefit payable in any other available form. The Beneficiary may request the Administrative Committee change the Participant's prior election and the form may be changed if the Administrative Committee determines that a Financial Hardship exists or it is appropriate to grant the Beneficiary's request.

SECTION 3.2  SPECIAL SUPPLEMENTS.

  Any Special Supplement described in Section 2.6 shall be paid in a form prescribed in the Compensation Committee's resolution conferring the benefit.

SECTION 3.3  FORM OF BENEFIT ON CHANGE IN CONTROL.

  A Participant's Supplementary Benefits or any Survivor Benefit described in
Article II shall be paid as a Lump Sum.


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                                   ARTICLE IV

                          TIMING OF PAYMENT OF BENEFIT

SECTION 4.1  SUPPLEMENTARY BENEFITS.

   (a) Supplementary Benefits shall commence at the same time as the Participant's benefits are paid under the Retirement Plans unless earlier commencement is required under Section 4.3.

   (b) Survivor Benefits payable under this Plan shall normally be paid on the earliest date the Participant would have become eligible to begin receiving a retirement allowance under a Retirement Plan. A Participant may elect that the Survivor Benefit be paid immediately following his death as a Lump Sum, rather than being paid on the Participant's earliest retirement eligibility date and a Beneficiary may request that the Administrative Committee permit a Lump Sum payment of the Actuarial Equivalent of the Basic Allowance at the time of the Participant's death, according to requirements of Section 3.1(b)(4).

SECTION 4.2  SPECIAL SUPPLEMENTS.

  Any Special Supplement payable under Section 2.6 shall be payable at the time or times prescribed in the Compensation Committee's resolution conferring that benefit.

SECTION 4.3  PAYMENT IN THE EVENT OF A CHANGE IN CONTROL.

   (a) Supplementary Benefits shall be payable immediately following a Change in Control, unless the Participant has previously elected an alternate payment commencement date, as established under Administrative Committee procedures, or except as provided in (b).

   (b) A Participant eligible for benefits under the Company's Executive Severance Pay Plan shall receive an immediate Lump Sum payment of all Supplementary Benefits provided under this Plan upon a Change in Control, notwithstanding any prior election.


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                                   ARTICLE V

                                 ADMINISTRATION

SECTION 5.1  INTERPRETATION.

  The Administrative Committee has the exclusive right and discretionary authority to interpret the Plan's provisions and to decide questions arising in its administration. The Administrative Committee's decisions and interpretations shall be final and binding on the Company, Employees, Participants and all other persons.

SECTION 5.2  ADMINISTRATIVE RECORDS.

  The Administrative Committee shall keep records reflecting Plan administration, which the Company may audit.

SECTION 5.3  CLAIMS.

  The Administrative Committee shall provide adequate written notice to any Participant or Beneficiary whose claim for Plan benefits has been denied, setting forth the specific reasons for the denial. The Participant or Beneficiary will be given an opportunity for a full and fair review by the Administrative Committee of its decision denying the claim. The Participant or Beneficiary shall be given 60 days from the date of the notice denying any claim within which to request the review.

SECTION 5.4  COMMITTEE LIABILITY.

  No Administrative Committee member shall be liable for any action taken in good faith or for exercise of any power given to the Administrative Committee, or for the actions of other Administrative Committee members.


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                                   ARTICLE VI

                   FACILITY OF PAYMENT AND LAPSE OF BENEFITS

SECTION 6.1  PAYMENT ON INCAPACITY.

  If the Administrative Committee deems that any person entitled to receive any Plan payment is incapable of receiving or disbursing the payment because of minority, illness or infirmity, mental incompetence, or incapacity of any kind, the Administrative Committee, in its sole discretion, may take any one or more of the following actions: it may apply the payment directly for the person's comfort, support and maintenance; it may reimburse any person for any support previously supplied to the person entitled to receive any payment; or it may pay any other person the Administrative Committee selects to disburse the payment for the person's comfort, support and maintenance, including, without limitation, to any relative who has undertaken, wholly or partially, the expense of person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the payment may be. The Administrative Committee, in its sole discretion, may deposit any payment due to a minor to the minor's credit in any savings or commercial bank of the Administrative Committee's choice.

SECTION 6.2  PAYMENTS OR DEPOSITS.

  Payments or deposits under this Article VI shall be a complete discharge, to the extent of the payment or deposit, of the Plan or all other liability of the Administrative Committee, the Company and this Plan. Receipt of any payment, distribution or deposit shall be a complete acquittance by the persons(s) receiving the payment. There shall be no liability to see to the application of any Plan payments, distributions or deposits.


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                                  ARTICLE VII

                                 MISCELLANEOUS

SECTION 7.1  UNFUNDED BENEFIT PLAN.

  (a) Benefits under Sections 2.4 and 2.6 are intended to constitute a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation in the form of additional retirement benefits to a select group of management or highly compensated employees, as defined in Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA.

  (b) Benefits under Section 2.5 of this Plan are intended to constitute an unfunded "excess benefit plan" within the meaning of Section 3(36) of ERISA.

SECTION 7.2  UNSECURED GENERAL CREDITOR.

  Participants and their Beneficiaries shall have no legal or equitable rights, claims or interests in any specific Company assets or property, nor are they the Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds of those policies or contracts, which the Company owns or acquires (the "Policies"). Any Policies or other Company assets shall be and shall remain general, unpledged, unrestricted Company assets. The Company's obligation under the Plan is merely an unfunded and unsecured Company promise to pay money in the future.

SECTION 7.3  GRANTOR TRUST.

  Although the Company is responsible for all Plan benefits, the Company, in its discretion, may contribute funds to a grantor trust, as it deems appropriate, to pay Plan benefits. The trust may be irrevocable, but trust assets shall be subject to the claims of creditors of Lyondell Chemical Company. To the extent any Plan benefits are actually paid from the trust, the Company shall have no further obligation for those benefits, but to the extent the benefit is not paid, benefits shall remain the obligation of, and shall be paid by, the Company. Participants shall be unsecured creditors insofar as their legal claim for Plan benefits and Participants shall have no security interest in the grantor trust.

SECTION 7.4  PAYMENTS AND BENEFITS NOT ASSIGNABLE.

  Payments to and benefits under this Plan are not assignable, transferable or subject to alienation since they are primarily for the support and maintenance of the Participants and their joint annuitant or Beneficiaries after retirement. Likewise, payments shall not be subject to attachments by creditors of, or through legal process against, the Company, the Administrative Committee or any Participant. Payments may be offset by the Company as provided under Section 7.7.


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SECTION 7.5  NO RIGHT OF EMPLOYMENT.

  The Plan provisions shall not give an Employee the right to be retained in Company service nor shall this Plan or any action taken under it be construed as an employment contract.

SECTION 7.6  ADJUSTMENTS.

  At the Company's request, the Administrative Committee may adjust the Participant's Plan benefit or make other adjustments required to correct administrative errors or provide uniform treatment of Participants, in a manner consistent with the Plan's intent and purpose.

SECTION 7.7  OBLIGATION TO COMPANY.

  If a Participant becomes entitled to a distribution of Plan benefits and the Participant has any debt, obligation, or other liability representing an amount owed to the Company or any Company benefit plan, then the Administrative Committee may offset the amount owed to the Company or the benefit plan against the amount of benefits otherwise distributable under this Plan.

SECTION 7.8  PROTECTIVE PROVISIONS.

  Each Participant shall cooperate with the Company by furnishing any and all information the Company requests to facilitate the payment of Plan benefits, taking any physical examinations the Company deems necessary and taking other relevant action the Company requests. If a Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan. If the Participant makes any material misstatement of information or nondisclosure of medical history, no benefits will be payable to the Participant or his Beneficiary unless, at the Company's sole discretion. benefits are payable in an amount reduced to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of any Participant action, misstatement or nondisclosure.

SECTION 7.9  GENDER, SINGULAR AND PLURAL.

  All pronouns and any variations are deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons requires. The singular may be read as the plural and the plural as the singular, as the context may require.

SECTION 7.10  LAW GOVERNING.

  This Plan shall be construed, regulated and administered under the laws of the State of Texas, except to the extent that those laws are preempted by ERISA.


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SECTION 7.11  VALIDITY.

  If any Plan provision is held invalid, void or unenforceable, it shall not affect the validity of any other Plan provision in any respect whatsoever.

SECTION 7.12  NOTICE.

  Any notice or filing required or permitted to be given to the Administrative Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Company's principal office, directed to the attention of the Secretary of the Administrative Committee. Notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown or the postmark on the receipt for registration or certification.

SECTION 7.13  SUCCESSORS AND ASSIGNS.

  This Plan shall be binding upon the Company and its successors and assigns.


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                                  ARTICLE VIII

                          AMENDMENT AND DISCONTINUANCE

SECTION 8.1  AMENDMENT OF PLAN.

  This Plan may be amended from time to time by a resolution of the Compensation Committee of the Board of Directors of Lyondell Chemical Company.

SECTION 8.2  TERMINATION.

  Lyondell Chemical Company intends to continue this Plan indefinitely, but reserves the right to terminate it at any time for any reason, in its sole discretion.

SECTION 8.3  EFFECT OF AMENDMENT OR TERMINATION.

  No Plan amendment or termination may adversely affect the benefit payable to any Participant receiving or entitled to receive Plan benefits prior to the
effective date of the amendment or termination.   However, the Company may amend
the Plan to eliminate any optional form of payment and if so, the amendment will not be deemed to adversely affect any Participant's benefit entitlement.

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